U.S. Government Securities Fund

Semi-Annual Report
for the six months ended February 28, 1997

[The American Funds Group(r)]

[Photo:  Federal Treasury Building/telephone switchboard]
[Watermark:  The words "U.S. Government Securities Fund"]

U.S. Government Securities Fund(sm) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

10 years             5 years          12 months

+89.36%              +29.27%           -0.71%
(+6.59% a year)    (+5.27% a year)

Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of March 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 5.93%. The fund's distribution rate as of that date was 6.21%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

     The first half of U.S. Government Securities Fund's fiscal 1997 coincided with a seesaw in the direction of interest rates. Yields dropped during the first three months of the period as benign economic data - showing moderate growth with few indications of price pressures - caused a favorable shift in investor perceptions toward fixed-income securities. Worries about the pace of economic growth, however, nudged rates up slightly in December and January, although they ended the six-month period below where they began.

     Throughout, the fund continued to provide shareholders with attractive current income from a high-quality portfolio of U.S. government and federal agency obligations. For the six months ended February 28, the fund paid monthly dividends totaling 46 cents a share. That represents an income return of 3.7% (7.4% annualized) if you reinvested those dividends in additional shares, as most shareholders do.

     With yields at the end of the period modestly below those at the start, the fund's share price recorded a gain as well. It rose 1.4%, contributing to a total return (dividends plus appreciation) of 5.0% for shareholders who reinvested their dividends. That return just topped the 4.9% return for the average of 177 U.S. government funds tracked by Lipper Analytical Services. Meanwhile, the unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index rose 5.2% with income reinvested.

[Photo:  Federal Treasury Building/telephone switchboard]

     Over the past 12 months, the fund had a total return of 4.5%, reflecting bond market weakness in the second half of fiscal 1996. The fund's total return since inception on October 17, 1985 was 140.0% - an average compound return of 8.0% a year.

RESULTS AT A GLANCE
as of February 28, 1997

Total Returns
(with all distributions reinvested)

6 months     +5.0%
12 months    +4.5
Lifetime     +8.0
(average annual compound
return since October 17, 1985)


SIX MONTHS IN REVIEW

     U.S. Government Securities Fund is diversified across a spectrum of U.S. Treasury issues, mortgage-backed securities and other federal agency obligations. In considering the portfolio mix, we take a research-intensive approach in order to determine the relative values among these areas.

     During the past fiscal year, we have been steadily building up our investments in mortgage-backed securities. These bonds, which typically pay higher rates to compensate for their prepayment risk, provide a yield advantage in the current low-interest-rate environment. (If an underlying mortgage is prepaid when interest rates decline, investors risk having to reinvest those assets at lower rates.) At the close of the period, mortgage-backed securities accounted for 38% of net assets.

     The lion's share of the portfolio - just under half of net assets - remains invested in U.S. Treasuries. These securities have offered only slightly lower yields than high-grade corporate bonds in return for the reassurance of government backing.

     We have been gradually shortening the average maturity of the fund's holdings in an effort to make it less exposed to possible interest rate increases. (The longer a bond's maturity, the more its price tends to rise and fall in response to interest rate fluctuations.) To that end, we increased our position in short-term instruments to nearly 10% of net assets, roughly double what it was six months ago. At the close of the period, the average effective maturity was 7.2 years, down from 7.8 years six months ago and 8.0 years 12 months ago.

LOOKING FORWARD

     Since the close of the fiscal period, a number of variables - including an increase in consumer spending and the run-up in stocks in recent years - have led the Federal Reserve Board to raise the federal funds rate in an attempt to keep inflationary threats in check. (The federal funds rate is the rate banks charge each other for overnight loans; it was increased to 5.5% from 5.25%.) In the near term, upward pressures on interest rates could linger if economic growth continues at an above-average pace.

     Longer term, many factors suggest that the positive environment for bonds may continue. Most importantly, the rate of inflation has not shown signs of accelerating, despite a business expansion that has put pressure on manufacturing capacity and tightened the U.S. labor market. We believe this stability could eventually translate into lower interest rates. The dollar's continued strength could sustain demand for U.S. Treasury bonds by buyers outside the United States, who now hold nearly one-third of all outstanding issues. Finally, a renewed commitment to reducing the federal budget deficit still further could benefit longer term securities by promising less bond issuance by the government.

     As always, we will continue to monitor developments that could influence the direction of interest rates and other considerations affecting your holdings in the fund.

     We look forward to reporting to you again in six months.


Cordially,

[/s/ Paul G. Haaga, Jr.]
Paul G. Haaga, Jr.
Chairman of the Board

[/s/ Abner D. Goldstine]
Abner D. Goldstine
President

April 11, 1997



The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
February 28, 1997                  UNAUDITED

U.S. GOVERNMENT SECURITIES FUND
PERIOD ENDING 2/28/97

                                                            % OF
                                                      NET ASSETS
                                                         ROUNDED

U.S. TREASURY BONDS & NOTES                                   45%
GNMAs AND OTHER MORTGAGE BACKED SECURITIES                    38%
OTHER FEDERAL OBLIGATIONS                                      6%
DEVELOPMENT AUTHORITIES                                        1%
CASH & EQUIVALENTS                                            10%

TOTAL NET ASSETS                                             100%

                                                           Principal    Market   Percent
                                                              Amount      Value    of Net
                                                               (000)      (000)    Assets

FEDERAL AGENCY OBLIGATIONS -
MORTGAGE PASS-THROUGHS  /1/ -      34.46%


Federal Home Loan Mortgage Corp.:
 8.25% 2007                                                 $    723 $      746
 8.50% 2009-2021                                              16,134     16,852
 8.75% 2008                                                      663        697
 9.00% 2010-2021                                               6,261      6,601
 10.50% 2006-2016                                                836        918
 10.75% 2009-2010                                                330        364
 11.00% 2011-2016                                                718        800
 11.50% 2011-2015                                                371        419
 11.75% 2011-2014                                                420        470
 12.00% 2000-2016                                              5,196      5,867
 12.25% 2011-2015                                                580        659
 12.50% 2009-2019                                              6,294      7,321     3.81%
 13.00% 2010-2014                                                914      1,073
 13.50% 2010-2015                                                262        313
 13.75% 2014                                                      35         42
 14.00% 2011-2014                                                166        198
 14.50% 2010-2011                                                 30         37
 14.75% 2010                                                      59         70
 15.00% 2011                                                      55         66
 15.50% 2011                                                      53         63
 16.00% 2012                                                      49         60
 16.25% 2011                                                      88        105
Federal National Mortgage Assn.:
 7.00% 2009-2011                                              29,636     29,516
 8.00% 2005-2023                                               5,005      5,143
 8.50% 2007-2027                                              12,461     13,031
 9.00% 2009-2025                                               3,861      4,089
 9.50% 2011-2022                                               2,457      2,667
 10.00% 2017-2021                                              1,578      1,747
 11.00% 1999-2015                                              1,895      2,131
 12.00% 2000-2019                                              1,938      2,229
 12.25% 2013-2014                                                253        293      5.52
 12.50% 2001-2015                                              1,174      1,378
 12.75% 2012                                                      33         39
 13.25% 2011-2014                                                797        947
 14.00% 2013                                                     103        125
 14.50% 2014                                                      10         12
 15.00% 2013                                                      14         17
 15.50% 2012                                                      38         46
 16.00% 2012                                                      22         27
Government National Mortgage Assn.:
 5.00% 2026  /2/                                              10,334     10,107
 6.50% 2023-2026  /2/                                         59,706     59,191
 6.875% 2022-2023  /2/                                         4,923      5,017
 7.00% 2008-2026                                              36,686     35,924
 7.50% 2009-2026                                              37,924     38,118
 8.00% 2022-2023                                               8,941      9,235
 8.50% 2020-2026                                              34,480     35,876
 9.00% 2011-2022                                              17,227     18,430
 9.50% 2009-2021                                              10,594     11,512
 9.75% 1999-2012                                               2,356      2,476
 10.00% 2016-2019                                             31,810     34,982
 10.25% 2012                                                     216        225
 10.50% 2015-2019                                              2,846      3,199
 11.00% 2009-2020                                              5,385      6,152     25.13
 11.25% 2001-2016                                              2,932      3,086
 11.50% 2000-2014                                              1,478      1,700
 11.75% 2000-2015                                                306        326
 12.00% 1999-2019                                              3,219      3,751
 12.25% 2013-2015                                                316        368
 12.50% 2010-2015                                              2,214      2,610
 12.75% 2013-2015                                                478        559
 13.00% 2011-2015                                              1,949      2,322
 13.25% 2013-2015                                                307        359
 13.50% 2010-2014                                              1,259      1,519
 14.00% 2011-2014                                                249        302
 14.50% 2012-2014                                                359        442
 15.00% 2011-2013                                                567        698
 16.00% 2011-2012                                                 44         55

                                                                     -----------------------
                                                                         395,719    30.65
                                                                     -----------------------

FEDERAL AGENCY OBLIGATIONS - OTHER -  5.51%

FNSM Callable Principal STRIPS:
 0%/8.25% 2022  /3/                                            2,000      1,718
 0%/8.62% 2022  /3/                                            4,500      4,114       .51
Federal Home Loan Bank Notes 6.41% 2003                        5,000      4,837       .42
Federal Home Loan Mortgage Notes:
 6.19% 2004                                                   13,914     13,269
 6.27% 2004                                                    7,000      6,732
 6.555% 2006                                                   5,000      4,795
 6.59% 2003                                                    5,000      4,887      4.58
 6.60% 2003                                                    3,500      3,426
 6.945% 2005                                                  10,000      9,761
 7.01% 2005                                                   10,000      9,789
                                                                     -----------------------
                                                                         63,328      5.51
                                                                     -----------------------

U. S. GUARANTEED OBLIGATIONS - OTHER - 1.12%

Big Rivers Electrical Corp. 10.70% 2017                       12,000     12,913      1.12
                                                                     -----------------------

ASSET-BACKED OBLIGATIONS/1/ -  0.17%
First Plus Home Loan Trust, Series 1997-1:
 Class A1, 6.05% 2005                                          1,001        999
 Class A3, 6.45% 2009                                          1,000        995       .17
                                                                     -----------------------
                                                                          1,994       .17
                                                                     -----------------------

COLLATERALIZED MORTGAGE OBLIGATIONS/1/ -   2.80%

Federal Home Loan Mortgage Corp.:
 Series 1716, Class A, 6.50% 2009                             10,586     10,136
 Series 83-A, Class 3, 11.875% 2013                              215        234      1.56
 Series 83-B, Class 3, 12.50% 2013                             1,811      2,005
 Series 76, Class F, 9.125% 2020                               2,078      2,140
 Series 178, Class Z, 9.25% 2021                               3,242      3,397
Federal National Mortgage Assn.:
 Trust 91-50, Class H, 7.75% 2006                              3,167      3,217
 Trust 91-146, Class Z, 8.00% 2006                             6,885      7,001
 Trust 35, Class 2, 12.00% 2018                                  598        676      1.24
 Trust 90-93, Class G, 5.50% 2020                              3,600      3,400
                                                                     -----------------------
                                                                         32,206      2.80
                                                                     -----------------------

COLLATERALIZED MORTGAGE OBLIGATIONS
(Privately Originated)/4/ -   0.81%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                                3,660      3,945       .34
Paine Webber CMO Pac, Series O, Class 5, 9.50% 2019            5,000      5,338       .47
                                                                     -----------------------
                                                                          9,283       .81
                                                                     -----------------------

DEVELOPMENT AUTHORITIES -  0.69%

International Bank for Reconstruction and
 Development:
14.90% May 1997                                                5,000      5,100
12.25% December 2008                                           2,000      2,843       .69
                                                                     -----------------------
                                                                          7,943       .69
                                                                     -----------------------

U. S. TREASURY OBLIGATIONS -   44.52%


8.50% November 2000                                           12,500     13,387      1.17
13.125% May 2001                                              29,000     36,087      3.14
13.375% August 2001                                           12,000     15,204      1.32
15.75% November 2001                                           5,500      7,558       .66
14.25% February 2002                                          15,000     19,934      1.74
11.625% November 2002                                         38,000     47,351      4.12
7.25% May 2004                                                52,000     54,129      4.71
11.625% November 2004                                         18,000     23,451      2.04
7.50% February 2005                                           29,000     30,659      2.67
10.375% November 2009                                         35,250     43,043      3.75
10.00% May 2010                                                4,000      4,832       .42
12.75% November 2010                                          10,000     13,966      1.22
13.875% May 2011                                               8,000     11,908      1.04
10.375% November 2012                                         67,500     85,862      7.48
12.00% August 2013                                            12,000     16,926      1.47
8.875% August 2017                                            71,750     86,896      7.57
                                                                     -----------------------
                                                                        511,193     44.52
                                                                     -----------------------
Total Bonds and Notes (cost:$1,042,762,000)                           1,034,579     90.08
                                                                     -----------------------


SHORT-TERM SECURITIES

Commercial Paper - 0.83%

CIT Group Holdings Inc. 5.40% due 3/3/97                       9,500      9,496       .83
                                                                     -----------------------

U.S. Treasury Securities - 8.12%

U.S. Treasury Bills due 4/3/97                                19,000     18,912      1.65
U.S. Treasury Bills due 4/10/97                               20,000     19,889      1.73
U.S. Treasury Bills due 4/17/97                               15,000     14,899      1.30
U.S. Treasury Bills due 5/1/97                                25,300     25,090      2.18
U.S. Treasury Bills due 5/29/97                               14,700     14,519      1.26
                                                                     -----------------------
                                                           1,031,374     93,309      8.12
                                                                     -----------------------

                                                                     -----------------------
Total Short-Term Securities (cost:$102,798,000)                         102,805      8.95
                                                                     -----------------------

Total Investment Securities (cost:$1,145,560,000)                     1,137,384     99.03

Excess of cash and receivables over payables                             11,083       .97
                                                                     -----------------------
Net Assets                                                            1,148,467   100.00%
                                                                     -----------------------

/1/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

/2/ Coupon rate changes periodically.

/3/ Zero-coupon bond which will
convert to a coupon-bearing security at a future date.

/4/ Made up of federal agency originated or guaranteed loans.

See Notes to Financial Statements

The American Funds Income Series
U.S. Government Securities Fund
Financial Statements                                               Unaudited
----------------------------------------          ------------  ------------
Statement of Assets and Liabilities
at February 28, 1997                               (dollars in    thousands)
----------------------------------------          ------------  ------------
Assets:
Investment securities at market
 (cost: $1,145,560)                                               $1,137,384
Cash                                                                      75
Receivables for-
 Sales of investments                                    $ 338
 Sales of fund's shares                                  2,379
 Accrued interest                                       13,834        16,551
                                                  ------------  ------------
                                                                   1,154,010
Liabilities:
Payables for-
 Purchases of investments                                  516
 Repurchases of fund's shares                            2,065
 Dividends payable                                       1,774
 Management services                                       370
 Accrued expenses                                          818         5,543
                                                  ------------  ------------
Net Assets at February 28, 1997-
 Equivalent to $12.96 per share on
 88,608,412 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                      $1,148,467
                                                                ============

Statement of Operations
for the six months ended February 28, 1997         (dollars in    thousands)
                                                  ------------  ------------
Investment Income:
Income:
 Interest                                                           $ 45,611

Expenses:
 Management services fee                                $2,422
 Distribution expenses                                   1,516
 Transfer agent fee                                        471
 Reports to shareholders                                    96
 Registration statement and prospectus                      28
 Postage, stationery and supplies                          122
 Trustees' fees                                             11
 Auditing and legal fees                                    40
 Custodian fee                                              27
 Taxes other than federal income tax                        22
 Other expenses                                             91         4,846
                                                  ------------  ------------
Net investment income                                                 40,765
                                                                ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        103
Net change in unrealized depreciation
 on investments
 Beginning of period                                   (26,927)
 End of period                                          (8,176)
                                                  ------------
 Net unrealized appreciation
  on investments                                                      18,751
                                                                ------------
 Net realized gain and
  unrealized appreciation on investments                              18,854
                                                                ------------
Net Increase in Net Assets Resulting
 from Operations                                                     $59,619
                                                                ============
Statement of Changes in Net
 Assets                                            (dollars in    thousands)
----------------------------------------          ------------  ------------
                                                    Six months
                                                        ended     Year ended
                                                      2/28/97*       8/31/95
Operations:                                       ------------  ------------
Net investment income                               $   40,765   $    91,685
Net realized gain (loss) on investments                    103       (21,590)
Net unrealized appreciation (depreciation)
 on investments                                         18,751       (25,171)
                                                  ------------  ------------
 Net increase in net assets
  resulting from operations                             59,619        44,924
                                                  ------------  ------------
Dividends Paid to Shareholders                         (41,994)      (89,352)
                                                  ------------  ------------
Capital Share Transactions:
Proceeds from shares sold:
 6,615,624 and 16,684,657
 shares, respectively                                   86,154       220,093
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 2,323,611 and 4,829,407
 shares respectively                                    30,280        63,705
Cost of shares repurchased:
 15,514,063 and 27,346,462
 shares, respectively                                 (201,997)     (360,421)
                                                  ------------  ------------
 Net decrease in net assets resulting
  from capital share transactions                      (85,563)      (76,623)
                                                  ------------  ------------
Total Decrease in Net Assets                           (67,938)     (121,051)

Net Assets:
Beginning of period                                  1,216,405     1,337,456
                                                  ------------  ------------
End of period (including undistributed
 net investment income of $3,606 and
 $4,835, respectively)                              $1,148,467    $1,216,405
                                                  ============  ============
*Unaudited

 See Notes to Financial Statements

U.S. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited

1. The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with more than 60 days remaining to maturity are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net asset value and paid to shareholders monthly.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $27,000 includes $19,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of February 28, 1997, net unrealized depreciation on investments for book and federal income tax purposes aggregated $8,176,000, of which $14,151,000 related to appreciated securities and $22,327,000 related to depreciated securities. During the six months ended February 28, 1997, the fund realized, on a tax basis, a net capital gain of $103,000 on securities transactions. The fund had available at August 31, 1996 a net capital loss carryforward totaling $82,825,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,145,560,000 at February 28, 1997.

3. The fee of $2,422,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1997, distribution expenses under the Plan were $1,516,000. As of February 28, 1997, accrued and unpaid distribution expenses were $636,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $471,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $202,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $36,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated net realized loss on investments was $101,401,000 and paid-in capital was $1,254,437,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $69,159,000 and $209,400,000, respectively, during the six months ended February 28, 1997.



PER-SHARE DATA AND RATIOS
---------------------------------                  ----------    ----------  ----------  --------  --------  --------
                                                   Six months
                                                        ended                      Year     Ended    August        31
                                                 February 28,      --------    --------  --------  --------  --------
                                                     1997 /1/           1996        1995      1994      1993      1992
                                                -------------      --------    --------  --------  --------  --------
Net Asset Value, Beginning
 of Period                                             $12.78        $13.24      $13.18    $14.73    $14.13    $13.57
                                                -------------      --------    --------  --------  --------  --------

Income from Investment
 Operations:
  Net investment income                                   .42           .93        1.01      1.03      1.07      1.18
  Net realized and unrealized
   gain (loss) on investments.                            .22         (0.49)        .06     (1.56)      .61       .53
   Total income (loss) from                     -------------      --------    --------  --------  --------  --------
    investment operations                                0.64          0.44        1.07     (0.53)     1.68      1.71
                                                -------------      --------    --------  --------  --------  --------
Less Distributions:
 Dividends from net investment
  income                                                 (.46)         (.90)      (1.01)    (1.02)    (1.08)    (1.15)
                                                -------------      --------    --------  --------  --------  --------
Net Asset Value, End of Period                         $12.96        $12.78      $13.24    $13.18    $14.73    $14.13
                                                     ========      ========    ========  ========  ========    ======
Total Return /2/                                    5.04% /3/          3.40%       8.60%   (3.72%)    12.44%    13.05%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                            $1,148        $1,216      $1,337    $1,373    $1,581    $1,328
 Ratio of expenses to average
  net assets                                         .39% /3/           .81%        .79%      .78%      .83%      .88%
 Ratio of net income to
  average net assets                                3.32% /3/          7.04%       7.79%     7.35%     7.54%     8.63%
 Portfolio turnover rate                            6.23% /3/         40.01%      46.77%    71.58%    35.24%    44.81%

/1/ Unaudited
/2/ Calculated without deducting a sales charge.  The maximum sales charge is
4.75% of the fund's offering price.
/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)

American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA   AGD/AL/3394
Lit. No. GVT-013-0497

[The American Funds Group(r)]

Printed on recycled paper